SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

 FORM 8-K

 Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): August 26, 2004

BRINKER INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-10275 (Commission File Number)	74-1914582 (IRS Employment Identification No.)

6820 LBJ Freeway
Dallas, Texas 75240
(Address of principal executive offices)

 Registrant's telephone number, including area code    972-980-9917

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

____	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

____	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

____	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 5 - Corporate Governance and Management

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

                   On August 26, 2004, Brinker International, Inc. ("Registrant") announced that Ronald A. McDougall, Chairman of the Board of Directors of the Registrant, will resign from the Company's Board of Directors effective November 4, 2004.  Douglas H. Brooks, President and Chief Executive Officer of the Registrant, and a member of Registrant's Board of Directors, will become Chairman of the Board of Directors effective November 4, 2004.

Section 9 - Financial Statement and Exhibits.

Item 9.01.  Financial Statements and Exhibits.

                   (c)  Exhibits.

                   99 Press Release, dated August 26, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRINKER INTERNATIONAL, INC.

Date: August 30, 2004	By: /s/ Douglas H. Brooks
Douglas H. Brooks
President and Chief Executive Officer